Exhibit 4.1

MR

MATADOR RESOURCES COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS

CUSIP 576485 20 5

This Certifies that

is the holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

MATADOR RESOURCES COMPANY

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Formation and Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the office of the Transfer Agent, to all of which the holder, by accepting this certificate, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated:

MATADOR RESOURCES COMPANY

CORPORATE

SEAL

TEXAS

PRESIDENT AND SECRETARY

COUNTERSIGNED AND REGISTERED:

REGISTRAR AND TRANSFER COMPANY

(Cranford, NJ)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ABnote North America 711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401 (931) 388-3003

HOLLY GRONER 931-490-7660

PROOF OF JANUARY 16, 2012

MATADOR RESOURCES WO-4851 FACE

Operator: MR

NEW

COLORS SELECTED FOR PRINTING: Intaglio prints in SC-4 OLIVE.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, this proof process is different from offset printing. It is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

A FULL STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED IS SET FORTH IN THE CERTIFICATE OF FORMATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of

survivorship and not as tenants in common

UNIF GIFT MIN ACT —

Custodian

(Cust)

(Minor)

under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER.

Signature(s) Guaranteed

By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

HOLLY GRONER 931-490-7660

PROOF OF JANUARY 16, 2012

MATADOR RESOURCES

WO-4851 BACK

Operator: MR

NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:

OK AS IS

OK WITH CHANGES

MAKE CHANGES AND SEND ANOTHER PROOF